DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

News

For further information contact:

Derek Leckow
Vice President
Investor Relations
(717) 849-7863	For Immediate Release

DENTSPLY International Reports Record Results for Second Quarter 2011

-           Record Second quarter net sales increased 7.8% and 8.7% excluding precious metals
-           Earnings per diluted share grew 6.1% as reported, and were up 10.0% on an adjusted basis
-           Raising guidance for fiscal 2011 earnings

York, PA – July 28, 2011 -- DENTSPLY International Inc. (NASDAQ–XRAY) today announced record sales and earnings for the three months ended June 30, 2011.  Net sales in the second quarter of 2011 increased 7.8% to $609.4 million compared to $565.1 million reported for the second quarter of 2010.   Net sales, excluding precious metal content, were $564.0 million, an 8.7% increase compared to $518.8 million the second quarter of 2010.  The net sales growth, excluding precious metal content, was primarily the result of favorable foreign exchange rates, however we also had positive impacts from both recent acquisitions and internal sales growth, despite headwinds from reduced orthodontic supply and lower Japanese sales resulting from the natural disaster in that country.

Net income attributable to DENTSPLY, for the second quarter of 2011 was $74.2 million, or $0.52 per diluted share, representing growth of 6.1% compared to $0.49 per diluted share in the second quarter of 2010.  Earnings per diluted share in the second quarter of 2011, on a non-GAAP basis, were $0.55, an increase of 10.0% from $0.50 in the first quarter of 2010.  Earnings were positively impacted by organic growth, favorable foreign currency exchange rates and a lower effective tax rate, and were negatively impacted by the supply disruption of orthodontic products sourced from Japan and depressed sales within that region.  A reconciliation of the non-GAAP measure to earnings per share calculated according to GAAP is presented on the attached table.

Bret Wise, Chairman and Chief Executive Officer, stated “We are pleased to report record sales and earnings in the second quarter and we are particularly pleased with the early sales performance from a number of new products launched during the first half of the year.  Although our results have been negatively impacted by the supply outage of orthodontic products sourced from Japan, we continue to execute our contingency plans to mitigate the impact on both our near-term and long-term results.  We expect that the negative impact will increase in the back half of the year and that we should begin to recover early in 2012.  Based upon our performance in the first half of the year, our outlook for a stable or improving market in the second half, and our current assessment of our orthodontic contingency plans, we are increasing our guidance for adjusted earnings per diluted share in 2011, to a range of $1.92 to $2.00 from our previous guidance of $1.86 to $1.98 per diluted share.”

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

“We continue to be very excited about our announced transaction to acquire Astra Tech AB from AstraZeneca.  We have submitted the transaction for regulatory approval in all countries where it is required and remain optimistic that the transaction will close later this year.  The transaction creates some compelling opportunities for us to grow our business and we look forward to welcoming the Astra Tech employees to DENTSPLY, when the transaction closes.”

ADDITIONAL INFORMATION

A conference call has also been scheduled for today, Thursday, July 28, 2011 at 8:30 a.m. (Eastern Time).  At that time, you will be able to discuss the second quarter earnings with DENTSPLY’s Chairman and Chief Executive Officer, Mr. Bret Wise; President and Chief Operating Officer, Mr. Chris Clark; and Senior Vice President and Chief Financial Officer, Mr. William Jellison.   A live broadcast is available by accessing DENTSPLY’s website at www.dentsply.com.  In order to participate in the call, dial (888) 271-8594 (for domestic calls) and (913) 312-1487 (for international calls).  The Conference ID # is 8303524.

A rebroadcast of the conference call will be available to the public online at the DENTSPLY website www.dentsply.com.  You may also access a dial-in replay for one week following the call at (888)
203-1112 (for domestic calls) or (719) 457-0820 (for international calls), pass code #8303524.

DENTSPLY designs, develops, manufactures and markets a broad range of professional dental products including dental implants, endodontic instruments and materials, orthodontic appliances, restorative materials, preventive materials and devices, and prosthetic materials and devices.  The Company distributes its professional dental products in over 120 countries under some of the most well-established brand names in the industry. DENTSPLY is committed to the development of innovative, high quality, cost-effective new products for the professional dental market.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties.  Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions  with respect to dental products, outcome of litigation, continued support of our products by influential dental professionals, and changes in the general economic environment that could affect the business.  Changes in such assumptions or factors could produce significantly different results.

For an additional description of risk factors, please refer to the Company’s most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

Non-GAAP Financial Measures

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provided adjusted operating income, adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted share.  These adjusted amounts consist of GAAP amounts excluding (1) certain mark-to-market charges at an unconsolidated affiliated company, (2) acquisition-related charges, (3) income tax-related adjustments and, (4) restructuring and other costs.  Adjusted earnings per diluted share are calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average shares outstanding.

The Company also provided an operational tax rate, which is the Company’s effective tax rate, a GAAP measure, adjusted for certain charges.  Adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate are considered measures not calculated in accordance with GAAP, and therefore are non-GAAP measures.  These non-GAAP measures may differ from those of other companies.

The Company believes that the presentation of adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate provides important supplemental information to management and investors seeking to understand the Company’s financial condition and results of operations.  The non-GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with GAAP.

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net sales	$609,443	$565,086	$1,179,946	$1,111,030
Net sales, excluding precious metal content	563,990	518,808	1,090,995	1,016,155

Cost of products sold	294,592	277,491	565,111	541,397

Gross profit	314,851	287,595	614,835	569,633
% of Net sales	51.7%	50.9%	52.1%	51.3%
% of Net sales, excluding precious metal content	55.8%	55.4%	56.4%	56.1%

Selling, general and administrative expenses	210,984	182,383	411,751	370,417

Restructuring and other costs	6,863	243	7,496	4,923

Operating income	97,004	104,969	195,588	194,293
% of Net sales	15.9%	18.6%	16.6%	17.5%
% of Net sales, excluding precious metal content	17.2%	20.2%	17.9%	19.1%

Net interest and other expense	4,574	6,581	9,159	12,459

Income before income taxes	92,430	98,388	186,429	181,834

Provision for income taxes	17,957	25,042	41,669	46,297

Equity in net income attributable to unconsolidated affilated company	917	-	93	-

Net income	75,390	73,346	144,853	135,537
% of Net sales	12.4%	13.0%	12.3%	12.2%
% of Net sales, excluding precious metal content	13.4%	14.1%	13.3%	13.3%

Less: Net income (loss) attributable to the noncontrolling interests	1,154	960	1,533	1,308

Net income attributable to DENTSPLY International	$74,236	$72,386	$143,320	$134,229
% of Net sales	12.2%	12.8%	12.1%	12.1%
% of Net sales, excluding precious metal content	13.2%	14.0%	13.1%	13.2%

Earnings per common share:
Basic	$0.53	$0.50	$1.01	$0.92
Dilutive	$0.52	$0.49	$1.00	$0.91

Cash dividends declared per common share	$0.05	$0.05	$0.10	$0.10

Weighted average common share outstanding:
Basic	141,052	144,779	141,331	145,772
Dilutive	143,373	146,939	143,694	148,048

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	June 30,	December 31,
	2011	2010
Assets

Current Assets:

Cash and cash equivalents	$671,710	$540,038
Accounts and notes receivable-trade, net	404,661	344,796
Inventories, net	337,200	308,738
Prepaid expenses and other current assets	138,842	121,473
Total Current Assets	1,552,413	1,315,045

Property, plant and equipment, net	442,957	423,105
Identifiable intangible assets, net	86,770	78,743
Goodwill, net	1,391,289	1,303,055
Other noncurrent assets, net	183,214	138,003

Total Assets	$3,656,643	$3,257,951

Liabilities and Equity

Current liabilities	$430,426	$360,091
Long-term debt	654,873	604,015
Deferred income taxes	81,324	72,489
Other noncurrent liabilities	408,787	311,444
Total Liabilities	1,575,410	1,348,039

Total DENTSPLY International Equity	2,042,230	1,839,386
Noncontrolling interests	39,003	70,526
Total Equity	2,081,233	1,909,912

Total Liabilities and Equity	$3,656,643	$3,257,951

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Three Months Ended June 30, 2011		Percentage
	Operating	of Net Sales,
	Income	Ex Precious
	(Expense)	Metal Content

Income from Operations	$97,004	17.2%

Acquisition Related Activities	5,866	1.0%

Restructuring and Other Costs	997	0.2%

Orthodontics Business Continuity Costs	720	0.1%

Adjusted Non-GAAP Operating Earnings	$104,587	18.5%

Three Months Ended June 30, 2010		Percentage
	Operating	of Net Sales,
	Income	Ex Precious
	(Expense)	Metal Content

Income from Operations	$104,969	20.2%

Restructuring and Other Costs	243	0.1%

Adjusted Non-GAAP Operating Earnings	$105,212	20.3%

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International an on a per share basis to the non-GAAP financial measures.

Three Months Ended June 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$74,236	$0.52

Acquisition Related Activities, Net of Tax	6,164	0.04

Restructuring and Other Costs, Net of Tax	591	-

Orthodontics Business Continuity Costs, Net of Tax	442	-

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company	(1,181)	(0.01)

Credit Risk Adjustment to Outstanding Derivatives, Net of Tax	(783)	-

Income Tax-Related Adjustments	(977)	(0.01)

Rounding	-	0.01

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$78,492	$0.55

Three Months Ended June 30, 2010
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$72,386	$0.49

Credit Risk Adjustment to Outstanding Derivatives, Net of Tax	732	0.00

Restructuring and Other Costs, Net of Tax and Noncontrolling Interests	219	0.00

Income Tax-Related Adjustments	571	0.00

Rounding	-	0.01

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$73,908	$0.50

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Three Months Ended June 30, 2011
			Percentage
	Pre-tax		of Pre-tax
	Income	Income Taxes	Income

As Reported - GAAP Operating Results	$92,430	$(17,957)	19.4%

Acquisition Related Activities	6,265	(488)

Restructuring and Other Costs	997	(407)

Orthodontics Business Continuity Costs	720	(278)

Credit Risk Adjustment to Outstanding Derivatives	(1,275)	492

Income Tax-Related Adjustments	-	(977)

As Adjusted - Non-GAAP Operating Results	$99,137	$(19,615)	19.8%

Three Months Ended June 30, 2010			Percentage
	Pre-tax		of Pre-tax
	Income	Income Taxes	Income

As Reported - GAAP Operating Results	$98,388	$(25,042)	25.5%

Credit Risk Adjustment to Outstanding Derivatives	1,192	(460)

Restructuring and Other Costs	243	(59)

Income Tax-Related Adjustments	-	571

As Adjusted - Non-GAAP Operating Results	$99,823	$(24,990)	25.0%

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Six Months Ended June 30, 2011		Percentage
	Operating	of Net Sales,
	Income	Ex Precious
	(Expense)	Metal Content

Income from Operations	$195,588	17.9%

Acquisition Related Activities	5,992	0.6%

Restructuring and Other Costs	1,505	0.1%

Orthodontics Business Continuity Costs	720	0.1%

Adjusted Non-GAAP Operating Income	$203,805	18.7%

Six Months Ended June 30, 2010		Percentage
	Operating	of Net Sales,
	Income	Ex Precious
	(Expense)	Metal Content

Income from Operations	$194,293	19.1%

Restructuring and Other Costs	4,923	0.4%

Acquisition-Related Activities	518	0.1%

Adjusted Non-GAAP Operating Income	$199,734	19.7%

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International an on a per share basis to the non-GAAP financial measures.

Six Months Ended June 30, 2011
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$143,320	$1.00

Acquisition Related Activities, Net of Tax	6,241	0.04

Restructuring and Other Costs, Net of Tax	874	0.01

Orthodontics Business Continuity Costs, Net of Tax	442	0.00

Gain on Fair Value Adjustments at an Unconsolidated Affiliated Company	(260)	(0.00)

Credit Risk Adjustment to Outstanding Derivatives, Net of Tax	(783)	(0.01)

Income Tax-Related Adjustments	(781)	(0.01)

Rounding	-	0.01

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$149,053	$1.04

Six Months Ended June 30, 2010
	Income	Diluted
	(Expense)	Per Share

Net Income Attributable to DENTSPLY International	$134,229	$0.91

Restructuring and Other Costs, Net of Tax and Non-Controlling Interests	3,010	0.02

Credit Risk Adjustment to Outstanding Derivatives, Net of Tax	732	0.00

Acquisition-Related Activities, Net of Tax and Non-Controlling Interests	388	0.00

Income Tax-Related Adjustments	1,007	0.01

Adjusted Non-GAAP Net Income Attributable to DENTSPLY International	$139,366	$0.94

DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center 221 West Philadelphia Street York, PA 17405-0872 Main (717) 845-7511

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Six Months Ended June 30, 2011
			Percentage
	Pre-tax		of Pre-tax
	Income	Income Taxes	Income

As Reported - GAAP Operating Results	$186,429	$(41,669)	22.4%

Acquisition Related Activities	6,391	(538)

Restructuring and Other Costs	1,505	(631)

Orthodontics Business Continuity Costs	720	(278)

Credit Risk Adjustment to Outstanding Derivatives	(1,275)	492

Income Tax-Related Adjustments	-	(781)

As Adjusted - Non-GAAP Operating Results	$193,770	$(43,405)	22.4%

Six Months Ended June 30, 2010
	Pre-tax		Percentage
	Income	Income Taxes	of Pre-tax

As Reported - GAAP Operating Results	$181,834	$(46,297)	25.5%

Restructuring and Other Costs	4,923	(1,803)

Credit Risk Adjustment to Outstanding Derivatives	1,192	(460)

Recent Acquisition-Related Activities	518	(130)

Income Tax-Related Adjustments	-	1,007

As Adjusted - Non-GAAP Operating Results	$188,467	$(47,683)	25.3%

###